MERRILL LYNCH
HIGH INCOME
MUNICIPAL BOND
FUND, INC.






FUND LOGO







Quarterly Report

November 30, 1995






This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch High Income Municipal Bond Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
High Income
Municipal Bond
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011





Merrill Lynch High Income Municipal Bond Fund, Inc.


DEAR SHAREHOLDER


For the three-month period ended November 30, 1995, Merrill Lynch High Income Municipal Bond Fund, Inc. earned $0.161 per share income dividends, representing a net annualized yield of 5.77%, based on a month-end per share net asset value of $11.16. Over the same period, the Fund's total investment return was +3.21%, based on a change in per share net asset value from $10.97 to $11.16, and assuming reinvestment of $0.160 per share income dividends.


The Environment
The pace of US economic activity apparently changed once again during the quarter ended November 30, 1995. During the summer months, there was strong evidence of a slowing economy, a trend that reversed during the third calendar quarter of 1995, when gross domestic product growth rebounded to a 4.2% pace. However, recent economic releases suggest that this rate of expansion was not sustained.
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A number of key measures of economic growth indicate that the economy is losing momentum. Retail sales for November were soft, reflecting continued caution on the part of debt-burdened consumers. Home sales and housing starts both declined in October, despite lower mortgage rates. At the same time, there has been an increase in initial unemployment claims, along with weak job and income growth. In response to this slowing in the economy, inflationary pressures continue to be subdued. As a result of these trends, long-term interest rates have fallen, bond prices have risen, and the US stock market reached a new all-time high.

The strong stock and bond market rallies suggest that investors are not only anticipating that a lackluster economy will lead the Federal Reserve Board to resume its easing of monetary policy, but also that the Clinton Administration and Congress will reach an agreement in their current Federal budget deliberations. While the probable direction of economic activity will continue to be the primary focus of investors in the weeks ahead, a credible plan for reducing the Federal budget deficit will also be an important factor in the investment outlook.


The Municipal Market
Tax-exempt bond yields continued to decline during the three-month period ended November 30, 1995. As measured by the Bond Buyer Revenue Bond Index, the yield on uninsured, long-term municipal revenue bonds fell approximately 50 basis points (0.50%) to end the November period at approximately 5.75%. While tax-exempt bond yields declined dramatically from their highs one year ago, municipal bond yields have exhibited considerable yield volatility on a weekly basis. In recent months, tax-exempt bond yields fluctuated by as much as 20 basis points on a week-to-week basis. US Treasury bond yields displayed similar volatility. By November 30, 1995, long-term US Treasury bond yields had declined almost 50 basis points to 6.13%. Proposed Federal tax restructuring continued to weigh heavily on the tax-exempt bond market. Thus far in 1995, US Treasury bond yields have declined approximately 175 basis points. Municipal bond yields fell approximately 120 basis points as the uncertainty surrounding any changes to the existing Federal income tax structure prevented the municipal bond market from rallying as strongly as its taxable counterpart.

A general view of a moderately expanding domestic economy, supported by a very favorable inflationary environment, allowed interest rates to significantly decline from their recent highs in November 1994. However, this decline was not a smooth downward curve. Conflicting economic indicators were released during recent months that have prevented a clear consensus regarding the near-term direction of interest rates from being reached. The resultant uncertainty has promoted more of a saw-toothed pattern as interest rate declines were repeatedly interrupted by indications of stronger-than-expected economic growth. As these concerns have been overcome by subsequent weaker economic releases, interest rate declines have resumed. These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the Federal Reserve Board have occurred.

However, the municipal bond market's technical position remained supportive throughout recent quarters. Approximately $42 billion in long-term municipal securities were issued during the November 30, 1995 quarter. While this issuance is slightly above underwritings during the November 30, 1994 quarter, tax-exempt bond issuance over the last 12 months remained approximately 20% below comparable 1994 levels. The municipal bond market should maintain this positive technical position well into 1996. Annual issuance for 1995 is now projected to be approximately $140 billion, significantly less than last year's already low level of $162 billion. Projected maturities and early redemptions for the remainder of 1995 and throughout 1996 will lead to a continued decline in the total outstanding municipal bond supply through-out 1996 and, perhaps, into 1998 should new bond issuance remain at historically low levels.

Despite the municipal bond market's relative underperformance compared to the US Treasury market thus far in 1995, the extent of the tax-exempt bond market's rally was nonetheless quite impressive. Municipal bond yields fell approximately 160 basis points from their highs reached in November 1994, and municipal bond prices rose accordingly. Most tax-exempt products recouped almost all of the losses incurred in 1994 and are well on their way to posting double-digit total returns for all of 1995. This relative underperformance so far in 1995 provided long-term investors with the rare opportunity to purchase tax-exempt securities at yield levels near those of taxable securities.

Additionally, many of the factors that led to the relative underperformance of the tax-exempt bond market thus far in 1995, namely investor concern regarding Federal budget deficit reductions and proposed changes in the Federal income tax structure, are nearing resolution. Recent public opinion polls suggested that the majority of American taxpayers prefer the existing Federal income tax system compared to proposed changes, such as the flat-tax or national sales tax. In an upcoming election year, neither party is likely to advocate a clearly unpopular position, particularly one that can be expected to negatively impact the Federal budget deficit reduction program through reduced tax revenues. As these factors are resolved, we believe that much of the resistance that the municipal bond market met this year should dissipate. This should allow municipal bond yields to decline from current levels in order to return to more normal historic yield relationships.


Portfolio Strategy
Merrill Lynch High Income Municipal Bond Fund, Inc. experienced little activity during the quarter ended November 30, 1995. We limited transactions to the occasional sale of overvalued holdings. This served the dual role of maintaining a sufficient degree of liquidity in the Fund as well as allowing for the potential redeployment of assets. Additionally, we invested $5 million in a non-investment grade issue bearing a coupon of 7.75%. During the quarter, no further high-yield products met the standards established by our credit analysts, although we continue to scour the marketplace for suitable candidates.

The Fund's portfolio structure changed minimally, reflecting both our neutral outlook as well as a continuing focus on maintaining an attractive dividend. The Fund's cash reserves remained low enough for us to achieve this goal while allowing for ample liquidity during the quarterly tender offers. Currently, approximately 87% of the Fund's net assets are either non-rated, below investment grade, or rated in the lowest investment grade category by at least one of the major rating agencies.


In Conclusion
We appreciate your investment in Merrill Lynch High Income Municipal Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Vice President




(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Portfolio Manager

January 3, 1996





PORTFOLIO COMPOSITION


For the Quarter Ended November 30, 1995

Top Ten States*

Pennsylvania                           14.62%
Massachusetts                           9.21
New Jersey                              8.68
Texas                                   6.88
Colorado                                5.89
Missouri                                5.58
Illinois                                5.04
Tennessee                               4.29
Louisiana                               4.20
New Hampshire                           3.79
                                      -------
Total Top Ten                          68.18
Total Others                           31.82
                                      -------
Total Portfolio                       100.00%
                                      =======


Net assets as of November 30, 1995 were $199,335,326.

Quality Ratings*

(Based on Nationally Recognized Rating Services)



A pie chart illustrating the following percentages:

AAA/Aaa       9%
AA/Aa         1%
A/A           1%
BBB/Baa      35%
BB/Ba        19%
B/B           4%
NR++         30%
Other++++     1%

[FN]
   *Based on total market value of the portfolio as of
    November 30, 1995.
  ++Not Rated.
++++Temporary investments in short-term municipal securities.




OFFICERS AND DIRECTORS

ArthurZeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863